UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-37388	Talen Energy Corporation (Exact name of Registrant as specified in its charter) (Delaware) 835 Hamilton Street, Suite 150 Allentown, PA 18101-1179 (888) 211-6011	47-1197305
1-32944	Talen Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) 835 Hamilton Street, Suite 150 Allentown, PA 18101-1179 (888) 211-6011	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

Talen Energy Reports PJM Capacity Auction Results

On September 9, 2015, PJM Interconnection, L.L.C. ("PJM"), the operator of the electricity transmission network and electricity market in most of the Mid-Atlantic and parts of the Midwestern and Southeastern U.S., completed the last of three auctions that incorporate a new Capacity Performance Product (CP) for the 2016/17, 2017/18 and 2018/19 planning years. Based on the auction prices and cleared megawatts (MW) in these auctions, Talen Energy Corporation and its wholly owned, indirect subsidiary Talen Energy Supply, LLC (collectively, "Talen Energy") expect Talen Energy’s PJM capacity revenues to be approximately $529 million for the 2016/17 planning year, $608 million for the 2017/18 planning year and $552 million for the 2018/19 planning year. The expected capacity revenues in each of these planning years include cleared capacity for Talen Energy's generating capacity that is required to be divested to comply with the FERC order approving Talen Energy's acquisition of certain competitive generation assets owned by affiliates of Riverstone Holdings LLC (the "FERC Order"), which closed on June 1, 2015.

The expected capacity revenues do not include any assumed value for capacity that did not clear either the base or CP products. Any uncleared capacity has the capability to be bid into subsequent incremental auctions or sold to third parties in bilateral transactions. Under the CP construct, uncleared capacity also has the potential to provide additional value as portfolio insurance against unit non-performance or through participation in penalty revenues.

The tables below provide a breakdown of Talen Energy's capacity by PJM planning year. Within each planning year, there are separate tables for Talen Energy's assets potentially subject to divestiture to satisfy the FERC Order and Talen Energy's other assets.

2016/17 Planning Year:
Assets not subject to divestiture:

	Base Product		CP Product
	Cleared MW	Price	Cleared MW	Price	Revenue ($ millions)	Uncleared MW
BGE	2,057	$119.13	—	$134.00	$89	—
EMAAC	—	$119.13	—	$134.00	—	—
MAAC	5,298	$119.13	2,179	$134.00	$339	500
PPL	—	$119.13	—	$134.00	—	—
PSEG	—	$219.00	—	$134.00	—	—
PS-North	—	$219.00	—	$134.00	—	—
Total	7,355		2,179		$428	500

Assets potentially subject to divestiture(1):

	Base Product		CP Product
	Cleared MW	Price	Cleared MW	Price	Revenue ($ millions)	Uncleared MW
BGE	349	$119.13	—	$134.00	$15	—
EMAAC	110	$119.13	—	$134.00	$5	—
MAAC	950	$119.13	34	$134.00	$43	—
PPL	—	$119.13	—	$134.00	—	—
PSEG	142	$219.00	—	$134.00	$12	—
PS-North	329	$219.00	—	$134.00	$26	—
Total	1,880		34		$101	—

2017/18 Planning Year:
Assets not subject to divestiture:

	Base Product		CP Product
	Cleared MW	Price	Cleared MW	Price	Revenue ($ millions)	Uncleared MW
BGE	683	$120.00	1,079	$151.50	$90	287
EMAAC	—	$120.00	—	$151.50	—	—
MAAC	459	$120.00	1,068	$151.50	$79	—
PPL	1,381	$120.00	4,917	$151.50	$332	—
PSEG	—	$215.00	—	$151.50	—	—
PS-North	—	$215.00	—	$151.50	—	—
Total	2,523		7,064		$501	287

Assets potentially subject to divestiture(1):

	Base Product		CP Product
	Cleared MW	Price	Cleared MW	Price	Revenue ($ millions)	Uncleared MW
BGE	360	$120.00	—	$151.50	$16	1
EMAAC	112	$120.00	—	$151.50	$5	—
MAAC	47	$120.00	614	$151.50	$36	—
PPL	241	$120.00	34	$151.50	$13	—
PSEG	143	$215.00	—	$151.50	$11	—
PS-North	336	$215.00	—	$151.50	$26	—
Total	1,239		648		$107	1

2018/19 Planning Year:
Assets not subject to divestiture:

	Base Product		CP Product
	Cleared MW	Price	Cleared MW	Price	Revenue ($ millions)	Uncleared MW
BGE	99	$149.98	1,682	$164.77	$106	270
EMAAC	—	$210.63	—	$225.42	—	—
MAAC	—	$149.98	1,575	$164.77	$95	—
PPL	6	$75.00	4,913	$164.77	$296	1,382
PSEG	—	$210.63	—	$225.42	—	—
PS-North	—	$210.63	—	$225.42	—	—
Total	105		8,170		$497	1,652

Assets potentially subject to divestiture(1):

	Base Product		CP Product
	Cleared MW	Price	Cleared MW	Price	Revenue ($ millions)	Uncleared MW
BGE	—	$149.98	—	$164.77	—	361
EMAAC	—	$210.63	—	$225.42	—	109
MAAC	—	$149.98	631	$164.77	$38	45
PPL	246	$75.00	34	$164.77	$9	—
PSEG	—	$210.63	—	$225.42	—	142
PS-North	—	$210.63	103	$225.42	$8	59
Total	246		768		$55	716

(1)
Assets potentially subject to divestiture under the FERC Order include Bayonne, Camden, C.P. Crane Elmwood Park, Holtwood, Ironwood, Newark Bay, Pedricktown, Wallenpaupack, and York. Under the accepted FERC Order, Talen Energy is required to divest assets from one of two groups. Group 1 includes Bayonne, Camden, Elmwood Park, Newark Bay, Pedricktown, York and Ironwood. Group 2 includes Bayonne, Camden, Elmwood Park, Newark Bay, Pedricktown, York, C.P. Crane, Holtwood and Wallenpaupack. Decisions on which group of assets will be divested have not been made. Talen Energy has until June 2016 to enter into definitive agreements. On September 8, 2015 Talen Energy filed a request with the FERC to permit Talen Energy to retain ownership of the Bayonne facility.

The tables above do not include any capacity revenues attributable to the generating assets to be sold in the previously announced sale of Talen Renewable Energy, LLC.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements
Statements contained herein, including statements with respect to future capacity revenues, are "forward looking statements" within the meaning of the federal securities laws. Although Talen Energy believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Among the important factors that could cause actual results to differ materially from the forward-looking statements are: operating performance and the length of scheduled and unscheduled outages at our generating plants; weather conditions affecting customer energy usage and/or the availability of fuel for our generating plants; volatility in the availability and/or price of electric transmission and/or fuel transmission and delivery services; the effect of any business, industry or market restructuring; and new accounting requirements or new interpretations or applications of existing requirements. Any such forward-looking statements should be considered in light of such important factors and in conjunction with Talen Energy Corporation's prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on May 1, 2015, including the section entitled "Risk Factors" therein, Talen Energy Corporation’s and Talen Energy Supply, LLC’s Quarterly Reports on Form 10-Q for the quarter ended June 30, 2015, and their other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

Dated:  September 14, 2015